Statements of cash flows - Summary of cash and cash equivalents (Details) $ in Thousands, ₩ in Millions	Dec. 31, 2021 KRW (₩)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 KRW (₩)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 KRW (₩)	Dec. 31, 2018 KRW (₩)
Cash and cash equivalents [abstract]
Cash	₩ 1,742,449		₩ 1,611,282
Foreign currencies	503,205		514,565
Demand deposits	5,161,529		7,314,353
Fixed deposits	158,635		550,783
Total	₩ 7,565,818	$ 6,365,319	₩ 9,990,983	$ 8,405,673	₩ 6,392,566	₩ 6,747,894